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                                                                    EXHIBIT 10.8


                            FIRST WAVE MARINE, INC.

                                  CERTIFICATE


         I, David B. Ammons, Secretary of First Wave Marine, Inc., having in my custody and possession the corporate records of said corporation, do hereby certify that attached hereto is a true and correct copy of the First Wave Marine, Inc. Incentive Equity Plan as in effect as of November 20, 1997.

         WITNESS my hand this 20 day of November, 1997



                                                /s/ DAVID B. AMMONS
                                                -----------------------------
                                                As Aforesaid


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                            FIRST WAVE MARINE, INC.
                           1997 INCENTIVE EQUITY PLAN

                                   SECTION 1

                                    GENERAL

         1.1. Purpose. The 1997 Incentive Equity Plan (the "Plan") has been established by First Wave Marine, Inc. (the "Company") to (i) attract and retain persons eligible to participate in the Plan; (ii) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further identify Participants' interests with those of the Company's other shareholders through compensation that is based on the Company's common stock; and thereby promote the long-term financial interest of the Company and the Related Companies, including the growth in value of the Company's equity and enhancement of long-term shareholder return.

         1.2. Participation. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the Eligible Employees, those persons who will be granted one or more Awards under the Plan, and thereby become "Participants" in the Plan. In the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Awards may be granted as alternative to or replacement of awards outstanding under the Plan, or any other plan or arrangement of the Company or a Related Company (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Related Company.)

         1.3. Operation, Administration, and Definitions. The operation and administration of the Plan, including the Awards made under the Plan, shall be subject to the provisions of Section 4 (relating to operation and administration). Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Section 7 of the Plan).

                                   SECTION 2

         2.1.    Options and SARs Definitions.

                 (a) The grant of an "Option" entitles the Participant to purchase shares of Stock at an Exercise Price established by the Committee. Options granted under this Section 2 may be either Incentive Stock Options or Non-Qualified Stock Options, as determined in the discretion of the Committee. An "Incentive Stock Option" is an Option that is intended to satisfy the requirements applicable to an "incentive stock option" described in Section 422(b) of the Code. A "Non-Qualified Option" is an Option that is not intended to be an





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                          "incentive stock option" as that term is described in
                          Section 422(b) of the Code.

                 (b) A stock appreciation right (an "SAR") entitles the Participant to receive, in cash or Stock (as determined in accordance with Subsection 2.5), value equal to all or a portion of the excess of: (a) the Fair Market Value of a specified number of shares of Stock at the time of exercise; over (b) an Exercise Price established by the Committee. To the extent that the aggregate fair market value of Stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and all Related Companies) exceeds $100,000, such options shall be treated as Non-Qualified Stock Options, to the extent required by section 422 of the Code.

         2.2. Exercise Price. The "Exercise Price" of each Option and SAR granted under this Section 2 shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option or SAR is granted; except that the Exercise Price shall not be less than 100% of the Fair Market Value of a share of Stock as of the Pricing Date. For purposes of the preceding sentence, the "Pricing Date" shall be the date on which the Option or SAR is granted.

         2.3. Exercise. An Option and an SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee.

         No Option may be exercised by a Participant: (i) prior to the date on which the Participant completes one continuous year of employment with the Company, or any Related Company, after the date as of which the Option is granted (provided, however, that the Committee may permit earlier exercise following the Participant's Date of Termination by reason of death or Disability or a change in control of the Company); or (ii) after the Expiration Date applicable to that Option.

         2.4 Expiration Date. The "Expiration Date" with respect to an Option means the date established as the Expiration Date by the Committee at the time of the grant; provided, however, that the Expiration Date with respect to any Option shall not be later than the earliest to occur of:

                 (a) the ten-year anniversary of the date on which the Option is granted;

                 (b) if the Participant's Date of Termination occurs by reason of death or Disability, the one-year anniversary of such Date of Termination; or

                 (c) if the Participant's Date of Termination occurs by reason of Employment Separation, the one- year anniversary of such Date of Termination;





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         2.5.    Payment of Option Exercise Price.  The payment of the Exercise
Price of an Option granted under this Section 2 shall be subject to the following:

                 (a) Subject to the following provisions of this Subsection 2.5, the full Exercise Price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in Paragraph 2.5(c), payment may be made as soon as practicable after the exercise).

                 (b) The Exercise Price shall be payable in cash or by tendering shares of Stock (by either actual delivery of shares or by attestation, with such shares valued at Fair Market Value as of the day of exercise), or in any combination thereof, as determined by the Committee.

                 (c) The Committee may permit a Participant to elect to pay the Exercise Price upon the exercise of an Option by authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

         2.6. Settlement of Award. Distribution following exercise of an Option or SAR, and shares of Stock distributed pursuant to such exercise, shall be subject to such conditions, restrictions and contingencies as the Committee may establish. Settlement of SARs may be made in shares of Stock (valued at their Fair Market Value at the time of exercise), in cash, or in a combination thereof, as determined in the discretion of the Committee. The Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Stock acquired pursuant to the exercise of an Option or an SAR as the Committee determines to be desirable.


                                   SECTION 3

                               OTHER STOCK AWARDS

         3.1. Stock Award Definition. A "Stock Award" is a grant of shares of Stock or of a right to receive shares of Stock (or their cash equivalent or a combination of both) in the future.

         3.2. Restrictions on Stock Awards. Each Stock Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine. These may include continuous service and/or the achievement of Performance Measures. The "Performance Measures" that may be used by the Committee for such Awards shall be measured by a single goal criterion or multiple goal criteria with the measurement based on absolute Company or business unit performance and/or on performance as compared with that of other publicly-traded





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companies.  If the right to become vested in a Stock Award granted under this
Section 3 is conditioned on the completion of a specified period of service with the Company and the Related Companies, without achievement of Performance Measures or other objectives being required as a condition of vesting, then the required period of service for vesting shall be not less than one year (subject to acceleration of vesting, to the extent permitted by the Committee, in the event of the Participant's death or Disability or a change in control of the Company).


                                   SECTION 4

                          OPERATION AND ADMINISTRATION

         4.1. Effective Date. Subject to the approval of the shareholders of the Company at the Company's 1997 annual meeting of its shareholders, the Plan shall be effective as of November ___, 1997 (the "Effective Date"); provided, however, that, to the extent that Awards are made under the Plan prior to its approval by shareholders, they shall be contingent on approval of the Plan by the shareholders of the Company. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided, however, that, to the extent required by the Code, no Incentive Stock Options may be granted under the Plan on a date that is more than ten years from the date the Plan is adopted or, if earlier, the date the Plan is approved by shareholders.

         4.2.    Shares Subject to Plan.

                 (a)      (i)     Subject to the following provisions of this
                                  Subsection 4.2, the maximum number shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be 1,800,000 shares of Stock.

                          (ii) Any shares of Stock granted under the Plan that are forfeited because of the failure to meet an Award contingency or condition shall again be available for delivery pursuant to new Awards granted under the Plan. To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the shares of Stock are not delivered because the Award is settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

                          (iii) If the Exercise Price of any stock option granted under the Plan is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation), only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed delivered





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                                  for purposes of determining the maximum
                                  number of shares of Stock available for
                                  delivery under the Plan.

                          (iv) Shares of Stock delivered under the Plan in settlement, assumption or substitution of outstanding awards (or obligations to grant future awards) under the plans or arrangements of another entity shall not reduce the maximum number of shares of Stock available for delivery under the Plan, to the extent that such settlement, assumption or substitution is as a result of the Company or a Related Company acquiring another entity (or an interest in another entity).

                 (b) Subject to Paragraph 4.2(c), the following additional maximums are imposed under the Plan.

                          (i) The maximum number of shares of Stock that may be issued by Options intended to be Incentive Stock Options shall be 300,000 shares.

                          (ii) The maximum number of shares of Stock that may be issued in conjunction with Awards granted pursuant to Section 3 (relating to Stock Awards) shall be 300,000 shares.

                          (iii) The maximum number of shares that may be covered by Awards under this Plan granted to any one individual pursuant to Section 2 (relating to Options and SARs) shall be 300,000 shares during any three consecutive calendar years.

                          (iv) The maximum payment that can be made for awards granted to any one individual pursuant to Section 3 (relating to Stock Awards) shall be $200,000 for any single or combined performance goals established for any annual performance period. If an Award granted under Section 3 is, at the time of grant, denominated in shares, the value of the shares of Stock for determining this maximum individual payment amount will be the Fair Market Value of a share of Stock on the first day of the applicable performance period.

                 (c) In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the Committee may adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include adjustment of: (i) the number and kind of shares which may be delivered under the Plan; (ii) the number and kind of





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                          shares subject to outstanding Awards; and (iii) the
                          Exercise Price of outstanding Options and SARs; as well as any other adjustments that the Committee determines to be equitable.

         4.3. Limit on Distribution. Distribution of shares of Stock or other amounts under the Plan shall be subject to the following:

                 (a) Notwithstanding any other provision of the Plan, the Company shall have no liability for failure to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

                 (b) To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

         4.4. Tax Withholding. Whenever the Company proposes or is required to distribute Stock under the Plan, the Company may require the recipient to remit to the Company an amount sufficient to satisfy any Federal, state and local tax withholding requirements prior to the delivery of any certificate for such shares or, in the discretion of the Committee, the Company may withhold from the shares to be delivered shares sufficient to satisfy all or a portion of such tax withholding requirements. Whenever, under the Plan, payments are to be made in cash, such payments may be net of an amount sufficient to satisfy any Federal, state and local tax withholding requirements.

         4.5. Payment Shares. Subject to the overall limitation on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Related Company, including the plans and arrangements of the Company or a Related Company acquiring another entity (or an interest in another entity).

         4.6. Dividends and Dividend Equivalents. An Award may provide the Participant with the right to receive dividends or dividend equivalent payments with respect to Stock which may be either paid currently or credited to an account for the Participant and may be settled in cash or Stock as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Stock, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents.

         4.7. Payments. Awards may be settled through cash payments, the delivery of shares of Stock, the granting of replacement Awards, or combination thereof as the Committee shall





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determine.  Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as the Committee shall determine. The Committee may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred Stock equivalents. Each Related Company shall be liable for payment of cash due under the Plan with respect to any Participant to the extent that such benefits are attributable to the services rendered for that Related Company by the Participant. Any disputes relating to liability of a Related Company for cash payments shall be resolved by the Committee.

         4.8. Proceeds. All cash proceeds from the purchase of Stock under this Plan shall constitute part of the unrestricted general funds of the Company, and may be used for such corporate purposes as the Company, in its sole and exclusive discretion, may determine from time to time.

         4.9. Transferability. The Committee may, in its discretion, authorize all or a portion of any Award (other than Incentive Stock Options) to be granted on terms which permit transfer by the Participant to (i) the spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers or grandchildren of the Participant, (ii) a trust or trusts for the exclusive benefit of the spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers or grandchildren of the Participant, or (iii) a partnership or limited liability company in which the spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers or grandchildren of the Participant are the only partners or members, as applicable; provided in each case that (x) there may be no consideration for any such transfer (other than in the case of Clause (iii), units in the partnership or membership interests in the limited liability company), (y) the agreement pursuant to which such Awards are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this section, and (z) subsequent transfers of transferred Awards shall be prohibited except those made in accordance with this section or by will or by the laws of descent and distribution. Following transfer, any such Awards shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. The provisions with respect to termination set forth in Section 2.4 shall continue to apply with respect to the original Participant, in which event the Awards shall be exercisable by the transferee only to the extent and for the periods specified herein. The original Participant will remain subject to withholding taxes upon exercise of any such Awards by the transferee. The Company shall have no obligation whatsoever to provide notice to any transferee of any matter, including without limitation, early termination of an Award on account of termination of the original option pursuant to Section 2.4.

         Except as set forth above and in the applicable agreement, no Awards shall be voluntarily or involuntarily assigned, sold, transferred, pledged, mortgaged or encumbered by the Participant otherwise than by will or by laws of descent and distribution, and all Awards shall be exercisable, during the Participant's lifetime, only by the Participant. At the request of a Participant, Stock purchased upon exercise of an Option may be issued or transferred into the name of the Participant and another person jointly with rights of survivorship. All Awards issued under this Plan, and all





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rights under this Plan, shall not be subject to involuntary seizure, or other process by any creditor of any holder of any such Awards, and the Company shall not honor or recognize any such involuntary seizure or other such process. Except as set forth above, any attempted assignment, sale, transfer, pledge, mortgage or encumbrance ("Assignment") or any attempted involuntary seizure or other process shall be null, void and without any effect whatsoever. Should it be determined, by a court of law or otherwise, that any such Assignment or involuntary seizure or other process is effective, then all Awards for which such is effective shall terminate and be forfeited as of the moment of such involuntary seizure or other process, and shall thereafter be null, void and without any effect whatsoever.

         4.10. Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

         4.11. Agreement With Company. At the time of an Award to a Participant under the Plan, the Committee may require a Participant to enter into an agreement with the Company (the "Agreement") in a form specified by the Committee, agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe.

         4.12.   Limitation of Implied Rights.

                 (a) Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company or any Related Company whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Related Company, in their sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Related Company. Nothing contained in the Plan shall constitute a guarantee that the assets of such companies shall be sufficient to pay any benefits to any person.

                 (b) The Plan does not constitute a contract of employment, and selection as a Participant will not give any employee the right to be retained in the employ of the Company or any Related Company, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any right as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.





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         4.13.   Evidence.  Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

         4.14. Action by Company or Related Company. Any action required or permitted to be taken by the Company or any Related Company shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company. No failure on the part of the Company or the Board to exercise, and no delay on the part of the Company or the Board in exercising any right or power established hereunder shall operate as a waiver of such right or power.

         4.15. Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

         4.16 Headings. The various headings and captions in this Plan are for convenience only and shall not affect the meaning, construction or interpretation of this Plan.


                                   SECTION 5

                                   COMMITTEE

         5.1. Administration. The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the "Committee") in accordance with this Section 5.

         5.2. Selection of Committee. The Committee shall be selected by the Board, and shall consist of two or more members of the Board. If the Board has not selected a Committee, the Committee shall consist of the entire Board of Directors.

         5.3. Powers of Committee. The authority to manage and control the operation and administration of the Plan shall be vested in the Committee, subject to the following:

                 (a) Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Employees those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and (subject to the restrictions imposed by Section
                          6) to cancel or suspend Awards. In making such Award determinations, the Committee may take into account the nature of services rendered by the individual, the individual's present and potential contribution to the Company's success and such other factors as the Committee deems relevant.

                 (b) Subject to the provisions of the Plan, the Committee will have the authority and discretion to determine the extent to which Awards under the Plan will be structured to conform to the requirements applicable to performance-based compensation as described in Code Section 162(m), and to take such action, establish such procedures, and impose such restrictions at the time such Awards are granted as the Committee determines to be necessary or appropriate to conform to such requirements.

                 (c) The Committee will have the authority and discretion to establish terms and conditions of Awards as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

                 (d) The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

                 (e) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding.

                 (f) Except as otherwise expressly provided in the Plan, where the Committee is authorized to make a determination with respect to any Award, such determination shall be made at the time the Award is made, except that the Committee may reserve the authority to have such determination made by the Committee in the future (but only if such reservation is made at the time the Award is granted and is expressly stated in the Agreement reflecting the Award).

                 (g) In controlling and managing the operation and administration of the Plan, the Committee shall act by a majority of its then members, by meeting or by writing filed without a meeting. The Committee shall maintain and keep adequate records concerning the Plan and concerning its proceedings and acts in such form and detail as the Committee may decide.

         5.4. Delegation by Committee. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

         5.5. Information to be Furnished to Committee. The Company and Related Companies shall furnish the Committee with such data and information as may be required for it to discharge its duties. The records of the Company and Related Companies as to an employee's or Participant's employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.


                                   SECTION 6

                           AMENDMENT AND TERMINATION

         The Board may, at any time, amend or terminate the Plan, provided that, subject to Subsection 4.2 (relating to certain adjustments to shares), no amendment or termination may (i) in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board, or (ii) without the approval of the Company's stockholders, increase (except as provided expressly in this Plan) the total number of shares reserved for purposes of the Plan.


                                   SECTION 7

                        DEFINED TERMS AND MISCELLANEOUS

         7.1 For purposes of the Plan, the terms listed below shall be defined as follows:

                 (a) Award. The term "Award" shall mean any award or benefit granted to any Participant under the Plan, including, without limitation, the grant of Options, SARs, and Stock Awards.

                 (b) Board. The term "Board" shall mean the Board of Directors of the Company.

                 (c) Code. The term "Code" means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

                 (d) Date of Termination. The Participant's "Date of Termination" shall be the first day occurring on or after the date of Participant's Agreement, on which the Participant's employment with the Company and all Related Companies terminates for any reason (death, Disability or Employment Separation); provided that a termination of employment shall not be deemed to occur by reason of a transfer of the Participant between the Company and a Related Company or between two Related Companies; and further provided that the Participant's employment shall not be considered terminated while the Participant is on a leave of absence from the Company or a Related Company approved by the Participant's employer. If, as a result of a sale or other transaction, the Participant's employer ceases to be a Related Company (and the Participant's employer is or becomes an entity that is separate from the Company), the occurrence of such transaction shall be treated as the Participant's Date of Termination caused by the Participant being discharged by the employer.

                 (e) Disability. The term "Disability" means the permanent and total disability of Participant as determined by the Committee.

                 (f) Eligible Employee. The term "Eligible Employee" shall mean any employee of the Company or a Related Company or an individual to whom a bona fide written offer of employment from the Company or a Related Company, has been extended.

                 (g) Employment Separation. The term "Employment Separation" means Participant's voluntary resignation from employment, including retirement, or the termination of a Participant from employment of the Company or a Related Company.

                 (h) Fair Market Value. For purposes of determining the "Fair Market Value" of a share of Stock, the following rules shall apply: (a) as to any grants made after the date the Company's Registration Statement on Form S-1, as originally filed with the Securities and Exchange Commission on October 17, 1997 (as amended), is declared effective, "Fair Market Value" means the closing price of the Stock on such date as reported on the principal United States securities exchange on which the Stock is listed, or if the Stock is not so listed, the closing price as quoted on the NASDAQ National Market System, or if the Stock is not so listed or quoted, the closing bid as quoted on the NASDAQ over-the-counter market; provided, that if no such prices are so reported or quoted on that date or if, in the discretion of the Committee, another means of determining the Fair Market Value of a share of Stock at such date is deemed necessary or advisable, the Committee may provide for another means for determining such Fair Market Value, and (b) as to any grants made on or before the date the Company's Registration

                          Statement on Form S-1, as originally filed with the Securities and Exchange Commission on October 17, 1997 (as amended), is declared effective, "Fair Market Value" means the initial public offering price, as determined by the Company's underwriters for such offering, once such registration statement is declared effective by the Securities and Exchange Commission.

                 (i)      Related Company. The term "Related Company" means
                          (i) any corporation, partnership, joint venture or other entity during any period in which it owns, directly or indirectly, at least fifty percent of the voting power of all classes of stock of the Company (or successor to the Company) entitled to vote; and
                          (ii) any corporation, partnership, joint venture or other entity during any period in which at least a fifty percent voting or profits interest is owned, directly or indirectly, by the Company, by an entity that is a successor to the Company, or by an entity that is a Related Company by reason of clause (i) next above.

                 (j) Stock. The term "Stock" shall mean shares of common stock of the Company.





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